AMERICAN GENERAL VENTURES INCORPORATED
                  A PUBLICLY TRADED COMPANY - OTCBB SYMBOL AMGV
                                1065 Elkton Drive
                           Colorado Springs, CO 80907
                        (719) 532-9442 Fax (719) 532-1547


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 8TH, 1997

To the Stockholders of American General Ventures Incorporated:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of American General Ventures (the "Parent Company") will be held at 10:00 a.m. local time, on Thursday, May 8th, 1997, at 1065 Elkton Drive, Colorado Springs, CO, for the following purposes:

1.   To approve the reverse split of the Parent Company's Common Stock.

2. To approve the recapitalization of the Parent Company's wholly owned subsidiaries, ACI Micro Systems, Inc. and Your Attache, Inc., described herein.

Stockholders of record at the close of business on March 31, 1997 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Special Meeting.

                                         By order of the Board of Directors


                                         Christopher Walker
                                         Secretary

Colorado Springs, CO
April 7, 1997



WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY (ON BLUE PAPER) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE REPRESENTATION OF YOUR SHARES.



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                     AMERICAN GENERAL VENTURES INCORPORATED
                  A PUBLICLY TRADED COMPANY - OTCBB SYMBOL AMGV
                                1065 Elkton Drive
                           Colorado Springs, CO 80907

                     PROXY STATEMENT FOR SPECIAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON MAY 8TH, 1997

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of American General Ventures Incorporated (the "Parent Company") for use at a Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. local time, at 1065 Elkton Drive, Colorado Springs, CO, May 8, 1997 and at any adjournment thereof.

                                     Proxies

All proxies for the Meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposal set forth in the Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Parent Company.

                                   Record Date

Stockholders of record on March 31, 1997 are entitled to notice of, and to vote at, the Meeting. At the close of business on March 31, 1997 there were outstanding and entitled to vote 11,083,333 shares of Common Stock, $.001 par value per share Common Stock of the Parent Company. Each share of Common Stock entitles the holder thereof to one vote.

                                 Votes Required

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Recapitalization of the Parent Company's subsidiaries and the Reverse Split of the Parent Company's Common Stock.

                          ITEM 1 -- REVERSE STOCK SPLIT
                          -----------------------------
     The Board of Directors has approved, subject to stockholder approval, a reverse split of the Parent Company's Common Stock described below (the "Reverse Stock Split").

Purpose of Reverse Stock Split

     The purpose of the Reverse Stock Split is to reduce the number of the outstanding shares of common stock. The Parent Company plans to eventually have its common stock traded on NASDAQ. Without a reverse split, the Parent Company's stock would not likely be acceptable to NASDAQ. A second purpose for the Reverse Stock Split is to streamline the capital structure of the Parent Company to facilitate interest from Broker/Dealers to continue developing a public market for the Parent Company's common stock.

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Effects of Reverse Stock Split

     Each ten (10) shares of common stock will be converted to one (1) share of common stock. The number of outstanding shares of common stock will be reduced from eleven million eighty three thousand three hundred and thirty three (11,083,333) shares to one million one hundred eight thousand three hundred thirty three (1,108,333) shares.

Recommendation

     The Board of Directors believes that the Reverse Stock Split is in the best interests of the Parent Company and its stockholders and recommends a vote FOR this proposal.

                           ITEM 2 -- RECAPITALIZATION
                           --------------------------
     The Board of Directors has approved, subject to stockholder's approval, the recapitalization of the Parent Company's wholly owned subsidiaries as described below (the "Recapitalization").

Purpose of Recapitalization

     The purpose of the Recapitalization of the Parent Company's subsidiaries (ACI Micro Systems, Inc. & Your Attache, Inc.) is to preserve and insure that the percentage and number of shares of ownership of the shareholders in the Parent Company is the same in the subsidiaries.

Effect of Recapitalization

     As a result of the Recapitalization, the Parent Company and both of its subsidiaries will have nine hundred million (900,000,000) shares of Common Stock and eight million (8,000,000) shares of "blank check" Preferred stock authorized. The issuance of the Preferred Stock, while providing desirable flexibility in connection with possible financing, acquisitions and other corporate purposes, could adversely affect the rights of the holders of Common Stock and, under certain circumstances, be used as a means of discouraging, delaying or preventing a change of control in the Parent Company's subsidiaries. The Parent Company's subsidiaries do not have any present plans to issue shares of Common Stock or Preferred Stock. If the Parent Company spins off one or more of its subsidiaries through a merger, sale or acquisition, the shareholders of the Parent Company will own the same number of shares of the spun off subsidiary.

Recommendation

     The Board of Directors believes that the Recapitalization is in the best interests of the Parent Company and its stockholders and recommends a vote FOR this proposal.




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                                  OTHER MATTERS
                                  -------------
     The Parent Company's management does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention to vote, or otherwise act, in accordance with such matters.

                                         By Order of the Board of Directors

                                         Christopher Walker
                                         Secretary


April 7, 1997

APPENDIX A


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot.

Please circle "for" or "against" on this blue paper to indicate how your shares will be voted. Then sign and return this blue paper to Company headquarters.

Your vote must be received prior to the Meeting of Shareholders, May 8, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

American General Ventures, Inc.
1065 Elkton Drive
Colorado Springs, CO 80907
--------------------------------------------------------------------------------
PROXY BALLOT

I.  Reverse Stock Split

The purpose of the Reverse Stock Split is to reduce the number of the outstanding and authorized shares of common stock. The Parent Company plans to eventually have its common stock traded on NASDAQ. Without a reverse split, the Parent Company's stock would not likely be acceptable to NASDAQ. A second purpose for the Reverse Stock Split is to streamline the capital structure of the Parent Company to facilitate interest from Broker/Dealers to continue developing a public market for the Parent Company's common stock.

For               Against


II.  Recapitalization

As a result of the Recapitalization, the Parent Company and both of its subsidiaries will have nine hundred million (900,000,000) shares of Common Stock and eight million (8,000,000) shares of "blank check" Preferred stock authorized. The issuance of the Preferred Stock, while providing desirable flexibility in connection with possible financing, acquisitions and other corporate purposes, could adversely affect the rights of the holders of Common Stock and, under certain circumstances, be used as a means of discouraging, delaying or preventing a change of control in the Parent Company's subsidiaries. The Parent Company's subsidiaries do not have any present plans to issue shares of Common Stock or Preferred Stock. If the Parent Company spins off one or more of its subsidiaries through a merger, sale or acquisition, the shareholders of the Parent Company will own the same number of shares of the spun off subsidiary.

For               Against

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before said Meeting or any adjournment therof.

Please be sure to sign and date this Proxy.       Date
                                                       -------------------------

------------------------------                    ------------------------------
Shareholder sign here                             Co-owner sign here